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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) November 6, 2003

0-13063
(Commission File Number)

SCIENTIFIC GAMES CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	81-0422894
(State of Incorporation)	(IRS Employer Identification Number)

750 Lexington Avenue, New York, New York 10022 (Address of registrant's principal executive office)
(212) 754-2233 (Registrant's telephone number)

        In a Current Report on Form 8-K filed on November 13, 2003 (the "November 13 Form 8-K"), Scientific Games Corporation ("Scientific Games" or the "Company") reported that, on November 6, 2003, it acquired IGT OnLine Entertainment Systems, Inc. ("OES") from International Game Technology. This Form 8-K/A amends the November 13 Form 8-K to add the following Item 7(a) and Item 7(b) disclosure:

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

  (a)
  Financial Statements of Business Acquired

        The Company previously filed the required financial statements of OES in a Current Report on Form 8-K, filed on November 3, 2003.

  (b)
  Pro Forma Financial Information

        This Form 8-K/A includes the following pro forma financial information:

      Pro Forma Balance Sheet as of September 30, 2003.

      Pro Forma Statements of Operations for the fiscal year ended December 31, 2002.

      Pro Forma Statements of Operations for the nine months ended September 30, 2003.

SUMMARY UNAUDITED PRO FORMA
COMBINED FINANCIAL STATEMENT DATA
OF SCIENTIFIC GAMES AND OES
(In Thousands)

        Set forth below is the following summary pro forma financial statement data for Scientific Games Corporation ("Scientific Games" or the "Company") and Scientific Games Online Entertainment Systems, Inc. (formerly IGT OnLine Entertainment Systems, Inc., "OES"): (a) summary unaudited pro forma combined statement of operations data (i) for the fiscal year ended December 31, 2002 for Scientific Games and the twelve months ended December 28, 2002 for OES, and (ii) for the nine months ended September 30, 2003 for Scientific Games and the nine months ended June 28, 2003 for OES, as well as (b) summary unaudited balance sheet data for the combined entities as of (i) September 30, 2003 for Scientific Games and (ii) June 28, 2003 for OES. The statement of operations data for the nine month and twelve month periods presented for OES overlap, as both include the statement of operations data of OES for the fiscal quarter from September 29, 2002 through December 28, 2002. During that fiscal quarter, OES had operating revenue of $37,796, net income available to common stockholders of $2,541 and an unusual, non-recurring expense of approximately $2,400 in connection with the accelerated depreciation of certain satellite communication equipment.

        The summary unaudited pro forma combined financial statement data should be read in conjunction with the historical consolidated financial statements and related notes thereto of Scientific Games and OES, respectively.

        The summary unaudited pro forma combined financial statement data set forth below have been derived from the unaudited financial statement data included herein, and give effect to the following (the "Transactions"):

  (i)
  The acquisition of OES by Scientific Games.

  (ii)
  The November 6, 2003 amendment and restatement of Scientific Games' senior credit facility (as amended and restated, the "2003 Facility") to, among other things, (a) increase the revolving credit facility by $25,000 to $75,000 and (b) enter into a $462,825 Term C Loan, of which $287,825 was used to repay in full the existing Term B Loan, $143,000 was used to pay the purchase price for the OES acquisition, and the balance is available for general corporate purposes. The effect of item (b) was an increase in term loan borrowings of $175,000 under the 2003 Facility, of which $1,728 is classified as current.

  (iii)
  The application of $144,900 of net proceeds of additional borrowing under the 2003 Facility to the financing of the OES acquisition and the payment of the associated fees and expenses.

        The summary unaudited pro forma combined statement of operations data give effect to the Transactions as if each had occurred at the beginning of the periods presented (see Notes 1 and 2 to Summary Unaudited Pro Forma Combined Financial Statement Data) and the summary unaudited pro forma combined balance sheet data give effect to the Transactions as if each had occurred on the dates presented (see Note 4 to Summary Unaudited Pro Forma Combined Financial Statement Data). The summary unaudited pro forma combined financial statement data do not purport to represent what the Company's financial position and results of operations would have been if the Transactions listed above had actually occurred as of the dates indicated and are not intended to project the Company's financial position or results of operations for any future period.

	Year Ended December 31, 2002 (1)	Nine Months Ended September 30, 2003 (2)
	(Unaudited, in Thousands)
Statement of Operations Data:
Operating revenues	$598,559	496,236
Operating expenses, exclusive of depreciation and amortization	350,023	282,548
Amortization of service contract software	4,930	3,936

Gross profit	243,606	209,752
Selling, general and administrative expenses	88,859	75,018
Depreciation and amortization	57,561	44,749

Operating income	97,186	89,985
Net income available to common stockholders	$36,838	36,088

Other Data:
Ratio of earnings to fixed charges (3)	1.4x	3.4x

	As of September 30, 2003 (4)
	Scientific Games Actual	Pro Forma
	(Unaudited, in Thousands)
Balance Sheet Data:
Cash and cash equivalents	$37,625	68,503
Working capital	54,425	81,270
Total current assets	153,604	204,930
Total debt (5)	356,429	534,587
Convertible preferred stock	124,149	124,149
Common stockholders' equity	$83,342	82,444

(1)
Represents an unaudited pro forma combination of Statement of Operations Data for Scientific Games for the fiscal year ended December 31, 2002 and for OES for the twelve month period ended December 28, 2002.

(2)
Represents an unaudited pro forma combination of Statement of Operations Data for Scientific Games for the nine month period ended September 30, 2003 and for OES for the nine month period ended June 28, 2003.

(3)
For purposes of determining the ratio of earnings to fixed charges, "earnings" consists of income before income tax expense plus fixed charges, plus income allocable to minority interests in consolidated entities that have incurred fixed charges. "Fixed charges" consists of interest expense, including amortization of deferred financing costs, plus one-third of rental expense (this portion is considered to be representative of the interest factor).

(4)
Represents an unaudited pro forma combination of Balance Sheet Data for Scientific Games as of September 30, 2003 and for OES as of June 28, 2003.

(5)
Excludes undrawn letters of credit in the amount of $32,700 actual and pro forma.

UNAUDITED PRO FORMA
CONDENSED COMBINED FINANCIAL STATEMENT DATA
OF SCIENTIFIC GAMES AND OES
(In Thousands)

        The unaudited pro forma condensed combined financial statements have been derived by application of pro forma adjustments to the combined historical statements of Scientific Games and OES. OES's most recent fiscal year ended September 28, 2003, while Scientific Games' current fiscal year will end December 31, 2003. The unaudited pro forma condensed combined statement of operations data for the year ended December 31, 2002 and for the nine months ended September 30, 2003 give effect to the Transactions as though they had occurred at the beginning of the periods presented. The unaudited pro forma condensed combined balance sheet as of September 30, 2003 gives effect to the Transactions, as if each had occurred on the dates presented.

        The unaudited pro forma condensed combined financial statements do not include adjustments to reflect cost savings that the Company expects to realize following the acquisition of OES. The unaudited pro forma condensed combined financial data do not purport to represent what the Company's financial position and results of operations would have been if these transactions had actually occurred as of the dates indicated and are not intended to project the Company's financial position or results of operations for any future period.

        The pro forma adjustments related to the purchase price allocation and financing of the OES acquisition are preliminary and based on information obtained to date that is subject to revision as additional information becomes available. Currently, the preliminary values ascribed to long-lived assets are equal to their recorded values. The Company expects to perform a thorough analysis to estimate the fair values of the assets acquired and liabilities assumed, including engaging a firm to perform an independent valuation of the tangible and intangible assets acquired. Upon completion of such analysis, the amounts ascribed to the assets and liabilities shown in the pro forma financial information may change. Any such revisions could have a significant impact on total assets, total liabilities and stockholders' equity, depreciation and amortization, interest expense and income taxes.

        The unaudited pro forma condensed combined statement of operations data for the nine months ended September 30, 2003 combines the statement of operations data of OES for the nine months ended June 28, 2003 and the statement of operations data of Scientific Games for the nine months ended September 30, 2003. The unaudited pro forma condensed combined statement of operations data for the twelve months ended December 31, 2002 combines the statement of operations data of OES for the twelve months ended December 28, 2002 and the statement of operations data of Scientific Games for the twelve months ended December 31, 2002. Accordingly, the statement of operations data for the nine month and twelve month periods presented for OES overlap, as both include the statement of operations data of OES for the fiscal quarter from September 29, 2002 through December 28, 2002. During that fiscal quarter, OES had operating revenue of $37,796, net income available to common stockholders of $2,541 and an unusual, non-recurring expense of approximately $2,400 in connection with the accelerated depreciation of certain satellite communication equipment. The pro forma balance sheet combines the balance sheet of OES as of June 28, 2003 and the balance sheet of Scientific Games as of September 30, 2003.

        The unaudited pro forma condensed combined financial statements should be read in conjunction with the historical consolidated financial statements of Scientific Games and OES and related notes.

UNAUDITED PRO FORMA
CONDENSED COMBINED STATEMENT OF OPERATIONS DATA
OF SCIENTIFIC GAMES AND OES
Twelve Months Ended December 31, 2002
(In Thousands, Except Per Share Amounts)

					Adjusted OES (3)
	Scientific Games Historical (1) Twelve Months Ended December 31, 2002	OES Historical (2)
								Pro Forma Twelve Months Ended December 31, 2002
		Nine Months Ended September 28, 2002	Nine Months Ended June 28, 2003	Six Months Ended June 28, 2003	Twelve Months Ended December 28, 2002	Pro Forma Adjustments (5)
Statement of Operations Data:
Operating revenues	$455,253	105,510	112,106	74,310	143,306	—		598,559
Operating expenses, exclusive of depreciation and amortization	268,450	60,923	64,693	44,043	81,573	—		350,023
Amortization of service contract software	4,930	—	—	—	—	—		4,930

Total gross profit	181,873	44,587	47,413	30,267	61,733	—		243,606
Selling, general and administrative expenses	63,132	19,729	18,566	12,568	25,727	—		88,859
Depreciation and amortization	37,905	12,925	15,255	8,524	19,656	—		57,561

Operating income	80,836	11,933	13,592	9,175	16,350	—		97,186
Interest expense	44,842	858	472	271	1,059	7,252	a	53,153
Early extinguishment of debt	22,501	—	—	—	—	—		22,501
Other expense	636	(75)	(54)	(35)	(94)	—		542

Income before income taxes	12,857	11,150	13,174	8,939	15,385	(7,252)		20,990
Income tax expense (benefit)	(26,875)	4,460	5,269	3,575	6,154	(2,611	)b	(23,332)

Net income	39,732	6,690	7,905	5,364	9,231	(4,641)		44,322
Convertible preferred stock paid-in-kind dividend	7,484	—	—	—	—	—		7,484

Net income available to common stockholders	$32,248	6,690	7,905	5,364	9,231	(4,641)		36,838

Basic and diluted net income per share:
Basic net income available to common stockholders	$0.64							0.73

Diluted net income available to common stockholders	$0.50							0.55

Weighted average number of shares used in per share calculations:
Basic shares	50,221							50,221

Diluted shares	80,151							80,151

Other Data:
Capital expenditures	$31,017				4,025			35,042

Ratio of earnings to fixed charges (4)	1.3x				9.7x			1.4x

UNAUDITED PRO FORMA
CONDENSED COMBINED STATEMENT OF OPERATIONS DATA
OF SCIENTIFIC GAMES AND OES
Nine Months Ended September 30, 2003
(In Thousands, Except Per Share Amounts)

	Scientific Games Historical (1) Nine Months Ended September 30, 2003		OES Historical (2) Nine Months Ended June 28, 2003		Pro Forma Adjustments (5)		Pro Forma
Statement of Operations Data:
Operating revenues	$384,130		112,106		—		496,236
Operating expenses, exclusive of depreciation and amortization	217,855		64,693		—		282,548
Amortization of service contract software	3,936		—		—		3,936

Total gross profit	162,339		47,413		—		209,752
Selling, general and administrative expenses	56,452		18,566		—		75,018
Depreciation and amortization	29,494		15,255		—		44,749

Operating income	76,393		13,592		—		89,985
Interest expense	18,575		472		5,095	a	24,142
Other income	(231)		(54)		—		(285)

Income before income taxes	58,049		13,174		(5,095)		66,128
Income tax expense	20,921		5,269		(1,834	)b	24,356

Net income	37,128		7,905		(3,261)		41,772
Convertible preferred stock paid-in-kind dividend	5,684		—		—		5,684

Net income available to common stockholders	$31,444		7,905		(3,261)		36,088

Basic and diluted net income per share:
Basic net income available to common stockholders	$0.53						0.60

Diluted net income available to common stockholders	$0.43						0.48

Weighted average number of shares used in per share calculations:
Basic shares	59,758						59,758

Diluted shares	87,157						87,157

Other Data:
Capital expenditures	$22,581		8,263				30,844

Ratio of earnings to fixed charges (4)	3.8	x	14.1	x			3.4	x

NOTES TO UNAUDITED PRO FORMA
CONDENSED COMBINED STATEMENTS OF OPERATIONS DATA
OF SCIENTIFIC GAMES AND OES
Twelve Months Ended December 31, 2002 And
Nine Months Ended September 30, 2003
(In Thousands)

1.
The amounts in this column represent the consolidated results of operations of Scientific Games for the twelve months ended December 31, 2002 as reported in the historical consolidated financial statements of Scientific Games, adjusted as discussed below, and the consolidated results of operations of Scientific Games for the nine months ended September 30, 2003 as reported in the unaudited historical consolidated financial statements of Scientific Games.

Effective January 1, 2003, the Company adopted Financial Accounting Standards Board Statement No. 145, Rescission of FASB Statements No. 4, 44 and 64, Amendment of FASB Statement No. 13, and Technical Corrections ("SFAS 145"). Among other changes, SFAS 145 rescinds Statement No. 4, which required all gains and losses from extinguishment of debt to be aggregated and, if material, classified as an extraordinary item, net of related income tax effect. As a result, the Company is required to reclassify the extraordinary losses it reported in 2002 to other income/deductions-early extinguishment of debt. These debt extinguishments totaled $22,501 of pre-tax expense and the related tax benefit was $9,000.

2.
The amounts in these columns represent the combined results of operations of OES for the respective periods shown. The amounts for OES represent the combined assets and liabilities and the related operations of IGT OnLine Entertainment Systems, Inc. and of the systems business of VLC, Inc., a subsidiary of International Game Technology. In January 2003, all assets and liabilities of the systems business of VLC, Inc. were transferred to IGT OnLine Entertainment Systems, Inc.

3.
The amounts in this column represent the combined results of operations of OES for the twelve months ended December 28, 2002, derived from the reported historical combined financial statements of OES as follows: the unaudited results of operations for the nine months ended September 28, 2002 were added to the unaudited results of operations for the nine months ended June 28, 2003, less the unaudited results of operations for the six months ended June 28, 2003.

4.
For purposes of determining the ratio of earnings to fixed charges, "earnings" consists of income before income tax expense plus fixed charges, plus income allocable to minority interests in consolidated entities that have incurred fixed charges. "Fixed charges" consists of interest expense, including amortization of deferred finance costs, plus one-third of rental expense (this portion is considered to be representative of the interest factor).

5.
The pro forma adjustments in this column reflect the following:

(a)
A net increase in interest expense attributable to $175,000 in borrowings under the 2003 Facility resulting from entering into a $462,825 Term C Loan, of which $287,825 was used to repay in full the existing Term B Loan. The expense of the related financing costs is as follows:

	Amount	Interest Rate	Year Ended December 31, 2002	Nine Months Ended September 30, 2003
Incremental Term Loan Financing:
Term C Loan	$462,825	4.458%	$20,633
		4.025%		$13,972
Repayment of Term B Loan	(287,825)	5.208%	(14,990)
		4.775%		(10,308)
Expensed financing costs			898	898
Deferred financing costs	3,794
Amortization of deferred financing costs			711	533

Total new interest expense			$7,252	5,095

Interest rates on borrowings under the 2003 Facility are based, at the Company's option, on the prime rate or LIBOR plus a margin as specified.

The effect of a 0.125% change in the assumed interest rate on borrowings under the amended and restated senior credit facility would result in an approximate $583 change in the pro forma interest expense adjustment on an annual basis.

(b)
An increase in the income tax (benefit) based on the additional interest expense and expensed financing costs resulting from the borrowings as calculated in clause (a) of this Note 5, using an effective tax rate of 36%.

The pro forma condensed combined statements of operations data do not reflect the effect of the elimination of estimated duplicative personnel and corporate costs.

UNAUDITED PRO FORMA
CONDENSED COMBINED BALANCE SHEET DATA
OF SCIENTIFIC GAMES AND OES
As Of September 30, 2003
(In Thousands)

	Scientific Games Historical (1) September 30, 2003	OES Historical (2) June 28, 2003	Pro Forma Adjustments (3)		Pro Forma
Assets:
Cash and cash equivalents	$37,625	5,470	25,408	a	68,503
Other current assets	115,979	20,448	—		136,427
Property and equipment, net	198,121	30,042	—		228,163
Goodwill	210,503	—	108,498	b	319,001
Long-term assets	143,852	21,416	3,794	c	169,062

Total assets	$706,080	77,376	137,700		921,156

Liabilities and Stockholders' Equity:
Current portion of long-term debt	$3,755	3,148	1,728	d	8,631
Other current liabilities	95,424	19,605	—		115,029
Long-term debt, excluding current portion	352,674	10	173,272	d	525,956
Deferred income taxes	24,722	18,211	—		42,933
Other long-term liabilities	22,014	—	—		22,014
Stockholders' equity	207,491	36,402	(37,300	)e	206,593

Total liabilities and stockholders' equity	$706,080	77,376	137,700		921,156

NOTES TO UNAUDITED PRO FORMA
CONDENSED COMBINED BALANCE SHEET DATA
OF SCIENTIFIC GAMES AND OES
As Of September 30, 2003
(In Thousands)

1.
The amounts in this column are derived from the consolidated balance sheet of Scientific Games as of September 30, 2003 as reported in the unaudited historical consolidated financial statements of Scientific Games.

2.
The amounts in this column are derived from the consolidated balance sheet of OES as of June 28, 2003 as reported in the unaudited historical financial statements of OES.

3.
The pro forma adjustments in this column reflect the following:

(a)
The net increase in cash giving effect to the $175,000 increase in borrowing less the payment of total purchase price (including associated fees and expenses) of $144,900 and expensed and deferred financing fees of $4,692.

(b)
The incremental increase in goodwill resulting from the excess of the OES purchase cost (including associated fees and expenses) of $144,900 over the net book value of $36,402. Currently, the preliminary values ascribed to long-lived assets are equal to their recorded values. The Company expects to perform a thorough analysis to estimate the fair values of the assets acquired and liabilities assumed, including engaging a firm to perform an independent valuation of the tangible and intangible assets acquired. Upon completion of such analysis, the amounts ascribed to the assets and liabilities shown in the pro forma financial information may change. Any such revisions could have a significant impact on total assets, total liabilities and stockholders' equity, depreciation and amortization, interest expense and income taxes.

(c)
The incremental increase in other assets as a result of capitalization of $3,794 of deferred financing fees and costs incurred in connection with the financing of the OES acquisition.

(d)
The November 6, 2003 amendment and restatement of Scientific Games' senior credit facility (as amended and restated, the "2003 Facility") to, among other things, (i) increase the revolving credit facility by $25,000 to $75,000 and (ii) enter into a $462,825 Term C Loan, of which $287,825 was used to repay in full the existing Term B Loan, $143,000 was used to pay the purchase price for the OES acquisition, and the balance is available for general corporate purposes. The effect of item (ii) was an increase in term loan borrowings of $175,000 under the 2003 Facility, of which $1,728 is classified as current.

(e)
Adjustments to remove historical OES stockholders' equity and to expense $898 in finance costs.

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Scientific Games Corporation
	By:	/s/ DeWayne E. Laird DeWayne E. Laird Vice President and Chief Financial Officer (principal financial and accounting officer)
Date: November 24, 2003

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SUMMARY UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENT DATA OF SCIENTIFIC GAMES AND OES (In Thousands)
UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENT DATA OF SCIENTIFIC GAMES AND OES (In Thousands)
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS DATA OF SCIENTIFIC GAMES AND OES Twelve Months Ended December 31, 2002 (In Thousands, Except Per Share Amounts)
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS DATA OF SCIENTIFIC GAMES AND OES Nine Months Ended September 30, 2003 (In Thousands, Except Per Share Amounts)
NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS DATA OF SCIENTIFIC GAMES AND OES Twelve Months Ended December 31, 2002 And Nine Months Ended September 30, 2003 (In Thousands)
UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET DATA OF SCIENTIFIC GAMES AND OES As Of September 30, 2003 (In Thousands)
NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET DATA OF SCIENTIFIC GAMES AND OES As Of September 30, 2003 (In Thousands)